Exhibit 10.2

MSMCH Loan No. 12-38868

GUARANTY OF RECOURSE OBLIGATIONS OF BORROWER

FOR VALUE RECEIVED, and to induce MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, having an address at 1585 Broadway, New York, New York 10036 (“Lender”), to lend to SOLOMONS BEACON INN LIMITED PARTNERSHIP, a Maryland limited partnership, having its principal place of business at 1800 W. Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701 (“Borrower”), the principal sum of THIRTY MILLION SIX HUNDRED TWENTY-TWO THOUSAND DOLLARS ($30,622,000.00) (the “Loan”), evidenced by that certain Promissory Note, dated as of the date hereof, from Borrower to Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”) and that certain Loan Agreement, dated as of the date hereof, between Borrower, TRS Subsidiary, LLC, a Delaware limited liability company, and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) and secured by the Security Instrument (as defined in the Loan Agreement) (together with and by other documents executed in connection therewith, the “Loan Documents”), the undersigned, SUPERTEL HOSPITALITY, INC., a Virginia corporation, having an address at 1800 W. Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701 (hereinafter referred to as “Guarantor”), as of this 2nd day of November, 2012, hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Recourse Obligations of Borrower (hereinafter defined).

1. Capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

2. It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, the Security Instrument, or the other Loan Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

3. The term “Debt” as used in this Guaranty of Recourse Obligations of Borrower (this “Guaranty”) shall mean the principal sum evidenced by the Note and secured by the Security Instrument, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate of interest specified in the Note and all other sums other than principal or interest which may or shall become due and payable pursuant to the provisions of the Note, the Loan Agreement, the Security Instrument or the other Loan Documents.

4. The term “Guaranteed Recourse Obligations of Borrower” as used in this Guaranty shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Section 11.22 of the Loan Agreement.

5. Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the “Bankruptcy Code”) which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Debt, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any of Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Lender as security for the Debt.

6. Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all costs and expenses (including reasonable counsel fees and any fees of a special servicer) incurred by Lender in connection with the collection of the Guaranteed Recourse Obligations of Borrower or any portion thereof or with the enforcement of this Guaranty.

7. All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect.

8. Guarantor waives: (a) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Loan Agreement or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) all rights and defenses arising out of an election of remedies by Lender; (e) any defense based upon Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay all sums payable under the Loan Agreement or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (i) presentment, demand, protest and notice of any kind; and (j) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. Further, Guarantor has been advised of its rights under the General Statutes of North Carolina, Section 26-7, et seq., to require Lender to proceed against the principal obligor(s) to realize upon Lender’s security and to take (or refrain from taking) other actions in pursuing its rights and remedies, and Guarantor specifically waives all of its rights under said statutory provisions, and under all other statutory provisions, which are or may be in conflict with Lender under the terms of this Guaranty. Guarantor waives all rights and defenses that Guarantor may have because of an impairment of collateral, extension of time or a suretyship. In addition, Guarantor waives all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property. This means, among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (2) if Lender forecloses on any real property collateral pledged by Borrower, then (i) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (ii) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. Finally, Guarantor agrees that the payment of all sums payable under the Loan Agreement or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder.

9. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of any of the following: (a) the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Loan Agreement, the Security Instrument, or the other Loan Documents, against any person obligated thereunder or against the owner of the Property (as defined in the Security Instrument), or (b) any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (c) the release or exchange of any property covered by the Security Instrument or other collateral for the Loan, or (d) Lender’s failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or (e) the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Security Instrument or the other Loan Documents, or the death of any Guarantor, or (f) any partial or total transfer or pledge of the interests in Borrower, or in any direct or indirect owner of Borrower, and/or the reconstitution of Borrower as a result of such transfer or pledge, regardless of whether any of the foregoing is permitted under the Loan Documents, or (g) any payment made on the Debt or any other indebtedness arising under the Note, the Loan Agreement, the Security Instrument or the other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Loan Agreement, the Security Instrument or the other Loan Documents, the Debt shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

10. Guarantor warrants and acknowledges that: (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty and this Guaranty shall be in full force and effect and binding on Guarantor regardless of whether Lender obtains other collateral or any guaranties from others or takes any other action contemplated by Guarantor; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Property and Borrower’s activities relating thereto, and the status of Borrower’s performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder and Lender has not made any representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Lender are true, complete and correct in all material respects, have been prepared in accordance with GAAP or in accordance with other methods acceptable to Lender in its reasonable discretion (consistently applied) and fairly present the financial condition of Guarantor in all material respects as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, or substantially all of its interest therein, other than in the ordinary course of Guarantor’s business; and (f) Guarantor has not and will not cause or consent to any action or failure to act that would result in Borrower failing to be at all times a “single purpose entity” as described in Section 3.1.24 of the Loan Agreement.

11. So long as the Loan or any other obligation guaranteed hereby remains outstanding (other than, following the termination of the Loan Agreement and all other Loan Documents, contingent indemnification obligations as to which no claim has been made), Guarantor shall provide to Lender (i) within one hundred twenty (120) days after the end of each fiscal year and sixty (60) days after each fiscal quarter (other than the fourth fiscal quarter), financial statements of Guarantor covering the corresponding period then ended including a balance sheet, income and expenses, cash flow and statement of change in financial position, audited by a “Big Four” accounting firm or other independent certified public accountant reasonably acceptable to Lender, together with a certificate of Guarantor that the Minimum Financial Criteria (defined below) continues to be satisfied as set forth in Section 23(j) hereof (including Guarantor’s calculation of Guarantor’s Net Worth and Liquidity), each of such statements and calculations delivered pursuant to this clause (i) shall be certified as being true and current in all material respects by an officer of Guarantor, (ii) within ten (10) days of Lender’s written request, a complete copy of Guarantor’s federal and (to the extent applicable) state income tax returns for the immediately preceding tax year, and (iii) such other information reasonably requested by Lender and reasonably available to Guarantor. Guarantor agrees that all financial statements to be delivered to Lender pursuant to this Section 11 shall: (i) be complete and correct in all material respects; (ii) present fairly the financial condition of Guarantor in all material respects, if applicable; (iii) disclose all liabilities in all material respects that are required to be reflected or reserved against; and (iv) be prepared (A) in hardcopy and electronic formats and (B) in accordance with GAAP or in accordance with other methods acceptable to Lender in its reasonable discretion (consistently applied). Guarantor shall be deemed to warrant and represent that, as of the date of delivery of any such financial statement, there has been no material adverse change in financial condition, nor have any assets or properties owned by Guarantor been sold, transferred, assigned, mortgaged, pledged or encumbered (other than in the ordinary course of business and in accordance with the Loan Documents) since the date of such financial statement except as disclosed by Guarantor in a writing delivered to Lender. Guarantor agrees that all financial statements shall not contain any misrepresentation or omission of a material fact which would make such financial statements inaccurate, incomplete or otherwise misleading in any material respect.

Furthermore, each legal entity and individual obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender’s choice, a third party credit report on such legal entity and individual.

12. Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, the Security Instrument, or any of the other Loan Documents, that Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Security Instrument or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

13. This is a guaranty of payment and not of collection and upon the Guaranteed Recourse Obligations of Borrower being incurred by Lender or upon any Event of Default (as defined in the Loan Agreement) of Borrower under the Note, the Loan Agreement, the Security Instrument or the other Loan Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the mortgaged property or other collateral for the Loan. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

14. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

15. If any party hereto shall be a partnership, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “Guarantor” shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

16. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Recourse Obligations of Borrower are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a Guarantor. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu of foreclosure.

17. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Lender.

18. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

19. This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

20. In the event that pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder, Lender must rescind or restore any payment or any part thereof received by Lender in satisfaction of the Guaranteed Recourse Obligations of Borrower, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

21. This Guaranty shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with applicable federal law and the laws of the State of New York, without reference or giving effect to any choice of law doctrine.

22. As a further inducement to Lender to make the Loan and in consideration thereof, Guarantor further covenants and agrees (a) that in any action or proceeding brought by Lender against Guarantor on this Guaranty, Guarantor shall and does hereby waive trial by jury, (b) Guarantor will maintain a place of business or an agent for service of process in New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate, (c) the failure of Guarantor’s agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon, (d) if, despite the foregoing, there is for any reason no agent for service of process of Guarantor available to be served, and if Guarantor at that time has no place of business in the State of New York then Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof, Guarantor hereby waiving personal service thereof, (e) that within thirty (30) days after such mailing, Guarantor so served shall appear or answer to any summons and complaint or other process and should Guarantor so served fail to appear or answer within said thirty (30) day period, said Guarantor shall be deemed in default and judgment may be entered by Lender against the said party for the amount as demanded in any summons and complaint or other process so served, (f) Guarantor initially and irrevocably designates CT Corporation System, with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, to receive for and on behalf of Guarantor service of process in the State of New York with respect to this Guaranty, (g) with respect to any claim or action arising hereunder, Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in New York County, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (h) nothing in this Guaranty will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

23. Guarantor (and its representative, executing below, if any) hereby warrants, represents and covenants to Lender that:

(a) Guarantor is duly organized and existing and in good standing under the laws of the state in which such entity is organized. Guarantor is currently qualified or licensed (as applicable) and shall remain qualified or licensed to do business in each jurisdiction in which the nature of its business requires it to be so qualified or licensed.

(b) The execution and delivery of the Guaranty has been duly authorized and the Loan Documents to which Guarantor is a party constitute valid and binding obligations of Guarantor or the party which executed the same, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights, or by the application of rules of equity.

(c) The execution, delivery and performance by Guarantor of each of the Loan Documents to which Guarantor is a party do not violate any provision of any law or regulation, or result in any breach or default under any contract, obligation, indenture or other instrument to which Guarantor is a party or by which Guarantor is bound.

(d) There are no pending or, to Guarantor’s knowledge, threatened actions, claims, investigations, suits or proceedings before any governmental authority, court or administrative agency which would materially and adversely affect the financial condition or operations of Guarantor, Borrower, and/or the Property.

(e) There are no pending assessments or adjustments of Guarantor’s income tax payable with respect to any year which could reasonably be expected to cause a Material Adverse Effect (as defined in the Loan Agreement).

(f) None of the transactions contemplated by the Loan Documents will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of Borrower or Guarantor, and Borrower and Guarantor, on the date hereof, will have received fair and reasonably equivalent value in good faith for the continued grant of the liens or security interests effected by the Loan Documents. As of the date hereof, Borrower and Guarantor are: (i) solvent and will not be rendered insolvent by the transactions contemplated by the Loan Documents, and (ii) able to pay their respective debts as they become due.

(g) As of the date hereof, the representations and warranties set forth in Sections 3.1.8, 3.1.25, 3.1.26, 3.1.28, 3.1.31, 3.1.33, 3.1.41, and 3.1.42 of the Loan Agreement are true and correct with respect to Guarantor, it being understood that whenever the term “Borrower” is used in each of the foregoing sections it shall be deemed to mean “Guarantor.”

(h) Guarantor shall promptly notify Lender in writing of any litigation pending or threatened against Guarantor claiming damages in excess of Two Hundred Thousand and No/100 Dollars ($200,000.00) and of all pending or threatened litigation against Guarantor if the aggregate damage claims against Guarantor exceed Four Hundred Thousand and No/100 Dollars ($400,000.00).

(i) Guarantor shall keep and maintain or will cause to be kept and maintained proper and accurate books and records reflecting the financial affairs of Guarantor. Lender shall have the right from time to time during normal business hours upon reasonable notice to Guarantor to examine such books and records at the office of Guarantor or other Person maintaining such books and records and to make such copies or extracts thereof as Lender shall desire.

(j) So long as the Loan and any of the obligations set forth in the Loan Documents remain outstanding, Guarantor shall maintain a minimum Net Worth (as defined herein) of not less than fifty percent (50%) of the Net Worth of Guarantor as of the date hereof (the “Minimum Financial Criteria”).

As used herein:

“Net Worth” shall mean net worth as calculated in accordance with generally accepted accounting principles (or other principles acceptable to Lender).

24. Guarantor hereby waives impairment of collateral, extension of time and all defenses based on suretyship.

25. Guarantor hereby agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished,

impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and Guarantor hereby waives any rights or protections related to) any homestead exemption or any other similar exemption under any applicable Legal Requirements and Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Recourse Obligations of Borrower which such waiver is hereby expressly made in accordance with Virginia Code Section 34.22 and the benefits of Virginia Code Sections 49-25 and 49-26.

26. (a) Acknowledgement of Warranty of Attorney. THE FOLLOWING PARAGRAPH SETS FORTH A GRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST GUARANTOR UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST GUARANTOR, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR GUARANTOR, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS IT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT OF GUARANTOR’S BANK ACCOUNTS AND OTHER ASSETS; PROVIDED, THAT, LENDER SHALL ONLY PROCEED TO TAKE ACTION WITH RESPECT TO SUCH CONFESSION OF JUDGMENT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. GUARANTOR ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS GUARANTY CONTAINING A CONFESSION OF JUDGMENT CLAUSE THAT GUARANTOR IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT GUARANTOR HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST GUARANTOR AND BEFORE GUARANTOR’S ASSETS, INCLUDING, WITHOUT LIMITATION, ITS BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON AND/OR ATTACHED. GUARANTOR UNDERSTANDS THAT ANY SUCH GARNISHMENT, LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO GUARANTOR. IT IS SPECIFICALLY ACKNOWLEDGED BY GUARANTOR THAT LENDER HAS RELIED ON THIS WARRANT OF ATTORNEY AND THE RIGHTS WAIVED BY GUARANTOR HEREIN AS A MATERIAL INDUCEMENT TO GRANT ONE OR MORE ACCOMMODATIONS TO GUARANTOR AND/OR BORROWER.

(i)(b) WARRANT OF ATTORNEY TO CONFESS JUDGMENT - Money. GUARANTOR, HEREBY AUTHORIZES AND EMPOWERS, UPON AN EVENT OF DEFAULT HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, ANY ATTORNEY OF ANY COURT OF RECORD OR THE PROTHONOTARY OR CLERK OF ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, OR THE CLERK OF ANY UNITED

STATES DISTRICT COURT, TO APPEAR FOR GUARANTOR IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, AND ENTER AND CONFESS JUDGMENT AGAINST GUARANTOR IN FAVOR OF LENDER OR ITS ASSIGNEE FOR THE ENTIRE AMOUNT OF THE INDEBTEDNESS THEN DUE AND OUTSTANDING UNDER THE TERMS OF THIS GUARANTY AND/OR UNDER THE OTHER LOAN DOCUMENTS, TOGETHER WITH REASONABLE ATTORNEYS’ FEES, ALL WITH OR WITHOUT DECLARATION, WITHOUT PRIOR NOTICE, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL PROCEDURAL ERRORS AND THE RIGHT TO ISSUE EXECUTIONS FORTHWITH. TO THE EXTENT PERMITTED BY LAW, GUARANTOR WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION THIS VOLUNTARY CONDEMNATION AND AGREES THAT SUCH REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES ANY RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF COPIES OF THIS GUARANTY AND/OR THE OTHER LOAN DOCUMENTS VERIFIED BY AFFIDAVIT OF ANY REPRESENTATIVE OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINALS THEREOF AS A WARRANT OF ATTORNEY, ANY PRACTICE OR USAGE TO THE CONTRARY NOTWITHSTANDING. THE AUTHORITY HEREIN GRANTED TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY SINGLE EXERCISE THEREOF, BUT SHALL CONTINUE AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS LENDER SHALL FIND IT NECESSARY AND DESIRABLE AND AT ALL TIMES UNTIL FULL PAYMENT OF ALL AMOUNTS DUE HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS. LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME INDEBTEDNESS OR OBLIGATIONS. IN THE EVENT THAT ANY JUDGMENT CONFESSED AGAINST GUARANTOR IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BEHALF OF GUARANTOR FOR ANY REASON, THE BANK IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST GUARANTOR FOR ANY PART OR ALL OF THE INDEBTEDNESS DUE AND OWING TO LENDER UNDER THIS GUARANTY AGREEMENT, AND/OR UNDER THE OTHER LOAN DOCUMENTS.

(ii) WARRANT OF ATTORNEY TO CONFESS JUDGMENT - General Provisions. IN ANY ACTION OR PROCEEDING DESCRIBED HEREIN OR IN CONNECTION THEREWITH, IF COPIES OF THIS GUARANTY AND/OR THE OTHER LOAN DOCUMENTS ARE THEREIN VERIFIED BY LENDER OR SOMEONE ACTING FOR LENDER TO BE TRUE AND CORRECT COPIES OF THIS GUARANTY AND/OR THE OTHER LOAN DOCUMENTS (AND SUCH COPIES SHALL BE CONCLUSIVELY PRESUMED TO BE TRUE AND CORRECT BY VIRTUE OF SUCH VERIFICATION),

THEN IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS GUARANTY AND/OR THE OTHER LOAN DOCUMENTS, ANY STATUTE, RULE OF COURT OF LAW, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. GUARANTOR HEREBY RELEASES TO LENDER, ANYONE ACTING FOR LENDER AND ALL ATTORNEYS WHO MAY APPEAR FOR GUARANTOR, ALL ERRORS IN PROCEDURE REGARDING THE ENTRY OF JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED HEREIN AND/OR IN THE OTHER LOAN DOCUMENTS, AND ALL LIABILITY THEREFOR. THE RIGHT TO ENTER JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED HEREIN, AND/OR IN THE OTHER LOAN DOCUMENTS AND TO ENFORCE ALL OF THE OTHER PROVISIONS OF THOSE DOCUMENTS MAY BE EXERCISED BY ANY ASSIGNEE OF LENDER’S RIGHT, TITLE AND INTEREST IN THIS GUARANTY AND/OR UNDER THE LOAN DOCUMENTS IN SUCH ASSIGNEE’S OWN NAME, ANY STATUTE, RULE OF COURT OR LAW, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

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IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty of Recourse Obligations of Borrower as of the day and year first above written.

GUARANTOR:

SUPERTEL HOSPITALITY, INC., a Virginia corporation

By:	/s/ Kelly A. Walters
Name:	Kelly A. Walters
Title:	Chief Executive Officer

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